UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

River Rock Entertainment Authority
(Exact name of registrant as specified in its charter)

Not Applicable (State or other jurisdiction of incorporation)	333-115186 (Commission File Number)	68-0490898 (IRS Employer Identification No.)

95441 (Zip Code)

3250 Highway 128 East
Geyserville, California
(Address of principal executive offices)

(707) 857-2777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously disclosed, River Rock Entertainment Authority (the “Authority”), an unincorporated governmental instrumentality of the Dry Creek Rancheria Band of Pomo Indians, a federally recognized Indian tribe (the “Tribe”), has commenced an offer to exchange (the “Offer”) all of the Authority’s outstanding 9 3/4% Senior Notes due 2011 (the “Existing Notes”) for new 9% Series A Senior Notes due 2018 or new 7½% tax-exempt Series B Senior Notes (collectively, the “New Notes”) and a solicitation of consents to (i) proposed amendments to the indenture governing the Existing Notes (the “Existing Indenture”) and related collateral documents (the “Proposed Amendments”), and (ii) the waiver of existing defaults or events of default under the Existing Indenture.  The Offer is being made pursuant to the Offering Circular and Consent Solicitation Statement of the Authority dated November 18, 2011 (the “Offering Circular”).  The Proposed Amendments require the consent of the Holders of 66-2/3% in aggregate principal amount of the outstanding Existing Notes (the “Requisite Consents”).

The Existing Notes are secured by liens on the Authority’s assets, including a security interest in the deposit accounts maintained by The Bank of the West (the “Bank”) for the Authority pursuant to a Deposit Control Account Agreement, dated January 11, 2010 (the “Existing Control Agreement”), among the Tribe, the Authority, the Bank and U.S. Bank National Association, as trustee under the Existing Indenture (the “Existing Notes Trustee”).

If the Requisite Consents are obtained and the other conditions to the Offer and Consent Solicitation are satisfied or waived, the Authority and the Tribe intend to execute on or immediately following the date when such Requisite Consents are received, and the Authority intends to request that the Existing Notes Trustee execute, among other things, an Amended and Restated Deposit Account Control Agreement (the “Amended and Restated Control Agreement”), among the Tribe, the Authority, the Existing Notes Trustee, the Bank, Deutsche Bank Trust Company Americas, as collateral agent and Deutsche Bank Trust Company Americas, as trustee under the indenture governing the New Notes (the “New Indenture”) in order to create a security interest in the Authority’s deposit accounts at the Bank on behalf of the holders of the New Notes.

The foregoing description of the Amended and Restated Control Agreement does not purport to be complete, and is subject to and qualified in its entirety by the full text of the Amended and Restated Control Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference. Investors are encouraged to review the entire text of the Form of Amended and Restated Control Agreement and the description of the terms of the New Notes under “Description of New Notes” in the Offering Circular, a copy of which was filed as Exhibit T3E.1 to the Authority’s Form T-3 filed on November 21, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1     Form of Amended and Restated Deposit Account Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2011

River Rock Entertainment Authority

By:	/s/ David Fendrick
David Fendrick
Chief Executive Officer